UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 8, 2015

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

————————————————————————————————————

Item 1.02.	Termination of Material Definitive Agreement.
On July 8, 2015, the Rights Agreement, dated as of July 8, 2005 and amended as of October 28, 2009, between Invacare Corporation (the “Company”) and Wells Fargo Bank, N.A., successor to National City Bank, as Rights Agent (the “Rights Agreement”), and all of the related Rights attached to the Company’s outstanding common shares pursuant to the Rights Agreement, expired in accordance with the terms of the Rights Agreement. As previously disclosed in the Company’s 2015 Definitive Proxy Statement on Schedule 14A as filed with the SEC, the Board of Directors of the Company determined that the existing Rights Agreement would not be renewed following its expiration on July 8, 2015.

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: July 9, 2015	By:	/s/ Anthony C. LaPlaca
Anthony C. LaPlaca
Senior Vice President, General Counsel and Secretary